EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANIAL OFFICER
            PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Nancy Gontarek. certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Ox1ey Act of 2002, that the Quarterly Report of Spectrum Sciences & Software Holdings Corp. on Form l0-QSB for the quarterly period ended September 30, 2003 fairly complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form l0-QSB fairly presents in all material respects the financial condition and results of operations of Spectrum Sciences & Software Holdings Corp.


                                                  /s/ Nancy Gontarek
                                                  -----------------------------
                                                  Name:  Nancy Gontarek
                                                  Title  Chief Financial Officer
                                                  Dated: December 3, 2003


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